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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 1, 2000



                          PACIFIC GULF PROPERTIES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


               MARYLAND                                 1-12546                              33-0577520
    (STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)           (IRS EMPLOYER IDENTIFICATION NO.)
            INCORPORATION)

         4220 VON KARMAN AVE, SECOND FLOOR                 92660-2002
             NEWPORT BEACH, CALIFORNIA                     (ZIP CODE)
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 223-5000

                                      NONE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5. OTHER.

         Filed herewith as Exhibit 99.1 is a press release issued on December 1, 2000 by Pacific Gulf Properties Inc. announcing a special cash distribution to be payable to its shareholders of record on December 11, 2000.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         The following exhibit is filed with this report on Form 8-K:

         Exhibit No.                   Description
         -----------                   -----------

            99.1 Press Release of Pacific Gulf Properties Inc. issued on December 1, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PACIFIC GULF PROPERTIES INC.


Date:  December 4, 2000                    By: /s/ Donald G. Herrman
                                               ---------------------------------
                                           Donald G. Herrman
                                           Executive Vice President and
                                           Chief Financial Officer and Secretary


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                                 EXHIBIT INDEX


         Exhibit No.                   Description
         -----------                   -----------

            99.1 Press Release of Pacific Gulf Properties Inc. issued on December 1, 2000.